Exhibit 99.1

UIL Holdings Corporation
May 2006

Safe Harbor Provisions
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries.  The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments - Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Retail Distribution
Commercial,
Industrial,
Institutional
Mechanical Contracting
Operations
United Illuminating
United Illuminating
Wholesale Transmission
Xcelecom*
Systems Integration
CTA
UIL Holdings
Corporation
* Announced intent to divest 4/26/06
High Quality, High Yielding Utility
UIL Holdings Structure

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments - Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

2005 Key Developments – Continuing Business
➢
4-Year Distribution Rate Case Decision
❑
Return on Equity - 9.75%
❑
Capital Structure – 48% equity, 52% debt
❑
Sales Forecast – 1% per year
❑
Earnings sharing 50/50 from first dollar
❑
Approved Central Facility plan
➢
Transmission
❑
Approved Middletown/Norwalk (M/N) Transmission project
❑
Transmission retail rate tracker mechanism approved by CT DPUC
❑
FERC approved 50% Construction Work in Progress (CWIP)
immediately in rate base
➢
6-Year Union Contract

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments -Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Key Developments in 2006
Why now? Stock is trading at 52-week high
Current strong financial condition
Future predictability
➢
Infrastructure Divestitures
❑
UBE – SOLD March 28, 2006
▪
Interest in BE sold for $71 million, net proceeds approximately $65 million
▪
Resolves certain matters in dispute
❑
Cross-Sound Cable – SOLD February 27, 2006
▪
Sold for $53.25 million, net proceeds approximately $46 million
➢
Xcelecom – announced intent to divest, April 26, 2006
❑
Completes Strategic Realignment
❑
Classified as Discontinued Operations beginning in 2Q
➢
5 for 3 Stock Split
❑
Payable on July 3, 2006 to stockholders of record as of June 6, 2006
❑
Market will adjust stock price for split
▪
More affordable and attractive for investor interested in a high-quality, high yielding investment

What it Means Going Forward
➢
“Back to Basics” with earnings growth
➢
Distribution revenue predictability for next 4 years
➢
Transmission
❑
Major investment growth
❑
Investment Incentives
❑
Enhanced regulatory diversity
❑
Market providing higher P/E
➢
Significant financial flexibility through planned divestitures
➢
Labor stability through 2011

Strategic Management Guidelines
➢
Continue to support Dividend
➢
UIL will stay on course
❑
Invest in Regulated Utility Business
➢
Cash to be managed
❑
Support equity base of utility
❑
Develop maximum shareholder return

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments - Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financial Assumptions
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Capital Expenditure Program 2006 – 2009
❑
Distribution
  - Recloser program
 - Maintenance; transformers, cables, poles, substations, etc.
❑
Transmission
 -  Middletown/Norwalk project
 -  Transmission substations, switch replacements, etc.

	2006	2007	2008	2009	Total

Distribution	$79.2	$77.4	$70.1	$52.0	$278.8

Transmission	20.9	105.5	104.7	31.6	262.7

Total Capital Expenditures	$100.2	$183.0	$174.8	$83.6	$541.5

Millions

$1,000
$800
$600
$400
$200
$0
$'s
$741
$754
$786
$858
$941
$94
$111
$143
$200
$304
$259
$243
$217
$193
$161
$387
$400
$426
$466
$476
2005
2006
2007
2008
2009
Years
Distribution
CTA
Transmission

UIL HOLDINGS CORPORATION

Distribution, Transmission & CTA
❑
Invest in aging distribution
infrastructure
❑
M/N project is key to tripling
investment in transmission
▪
Expected growth in
Transmission rate base $245 -
$275 million
❑
CTA expected to be fully amortized
between 2013-2015
▪
Provides steady cash flow
Note:  Average rate base shown.  Total M/N project in service is not fully recognized in the average 2009 rate base.
Average Rate Base 2005-2009

Middletown
Middletown
Scovill
Rock
S/S
East Devon
S/S
Singer
S/S
Norwalk
S/S
Beseck
S/S
~
~
~
~
Norwalk
Norwalk
7 Miles of
345kV OH
15 Miles of -
345kV
8 Miles of
-
345kV
3 Miles of
345kV OH
33 Miles of
345kV OH
2 Miles of
345kV OH
UI to Own, Construct &
Operate 345kV Singer
Substation and 5.9
Miles of 345kV
Middletown/Norwalk (M/N) Transmission Project
➢
UI to own, construct and operate approximately 20% of total
project
➢
UI’s portion is all underground
➢
Expected Growth in Transmission Rate Base, $245 - $275 million
➢
Construction to begin in the summer of 2006 and conclude by
year-end 2009

Transmission
➢
Transmission tariff fully tracks the FERC-approved transmission revenue requirements
❑
Rates are looking forward
❑
Adjusted every 6 months, trued-up annually
➢
50% of CWIP in rate base – approved
❑
Allows earlier recovery of investment
➢
Attractive RTO ROE
❑
12.8% plus 50 basis point participation adder, pending approval and potential refund
❑
(+/-) 100 basis point variance = (+/-) $0.03 change in 2006 earnings per share
(excluding refund, if any)
➢
Notice of Proposed Rulemaking (NOPR)
❑
100% recovery of CWIP in rate base
❑
Hypothetical capital structures
❑
Accelerated recovery of depreciation expense
❑
Deferred cost recovery
❑
Higher rate of return on equity for utilities that join transmission organizations
❑
Benefits not assumed in this analysis

Energy Procurement Strategy – 2007 and Beyond
➢
Current Transitional Standard Offer service is
available through December ’06
❑
All power costs are fully recoverable
❑
Benefited in’06 against rising energy costs
➢
2007 and beyond – requires new contract
❑
3 Prior successful auctions
❑
Open docket with CT DPUC to determine specifics of the
procurement process
▪
 UI submitted proposed plans for procurement process

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments - Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

➢
Founded in 1992 and headquartered in Hamden, CT
➢
Leading provider of Specialty Contracting and
Systems Integrations Solutions
➢
Operates along I-95 corridor from Boston to Florida,
an area representing more than 25% of the nation’s
commerce
➢
Approximately $401 million in annual revenue:
❑
  Specialty Contracting $337 million, 84%
❑
  Systems Integration $64 million, 16%
➢
19 operating locations in eight states along the eastern
seaboard from 13 acquisitions made during 1999-2004
Xcelecom, Inc.

Xcelecom, Inc.
➢
Announced intent to divest on April 26, 2006
❑
Concludes Strategic Realignment – focus on utility
➢
Non-cash goodwill impairment charge of $85
million taken in 1Q ‘06
❑
Moved to discontinued operations beginning 2Q ’06
❑
Unique ability to obtain additional cash tax benefit from
impairment
▪
Approximately $92 million capital gain on books from prior
divestitures

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments - Continuing
➢
Business 2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Financing Plans
➢
Proceeds from divestitures of UBE, CSC and Xcelecom
❑
Payoff short-term debt
❑
Provide equity infusion to UI
❑
Anticipation of 2011 pay-off of UIL Senior Notes
➢
M/N transmission project funding
❑
No new equity issuance
❑
Combination of short-term bank borrowings and
❑
Long-term debt
➢
Utility Cap. Structure will be maintained;
❑
Long-term debt matched with
❑
Equity infusion from UIL

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments – Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Proforma YTD 1Q 2006 Earnings Results
Continuing Operations	1Q 2006 Actual
UI (Total)	$0.52
Distribution	0.12
CTA	0.20
Other	0.01
Transmission	0.19

Corporate	(0.08)
Subtotal Continuing Ops. w/o Xcelecom	$0.44

Xcelecom*	(3.74)

Divested Businesses in Continuing Operations
CSC	0.72
UBE	(0.01)
Subtotal	$0.71

Total Continuing Operations	($2.60)

Discontinued Operations
Xcelecom*	0

Total UIL Holdings	($2.60)

*Note: The impairment charge associated with the intention to divest Xcelecom was recorded in continuing operations in the first quarter of 2006, pursuant to accounting rules, and will be moved to discontinued operations in the second quarter.

Disclaimer
The following information reflects management’s forecasts using information that is available at the time of this presentation.  There are regulations pending at FERC, which could change transmission earnings estimates.  Other factors that may affect future earnings estimates include, but are not limited to, inflation, the level of capital spending in the wires distribution and transmission divisions, amortization of the CTA rate base, weather, timing,  economic conditions and the level of operating and maintenance expenses.

2006 Earnings Guidance and Beyond
Continuing Operations	2005 Actual (1)	2006 Forecast	2007 - 2009 CAGR **
UI (Total)	$3.08	$2.90 - $3.10
Distribution	1.64	$1.40 - $1.55
CTA	0.88	$0.78
Other	0.19	$0.19
Transmission	0.38	$0.50 - $0.60

Corporate	(0.31)	$(0.25) - $(0.15)
Subtotal Continuing Ops. w/o Xcelecom	$2.77	$2.75 - $2.85	5% - 8%

Divested Businesses in Continuing Operations
CSC	(0.03)	$0.70 - $0.75
UBE	(0.43)	$(0.05) - $0
Subtotal	($0.46)	$0.65 - $0.75

Total Continuing Operations	$2.31	$3.40 - $3.60

Discontinued Operations
Xcelecom *	(0.15)	$(3.80) - $(3.60)

Total UIL Holdings	$2.16	$(0.30) - $(0.10)

(1) 2005 Restated to reflect intent to divest Xcelecom

*Note: The impairment charge associated with the intention to divest Xcelecom was recorded in continuing operations in the first quarter of 2006, pursuant to accounting rules, and will be moved to discontinued
operations in the second quarter.

Note: Business unit expectations are not intended to be additive to derive consolidated expectations.

** CAGR from 2006 forecast

Executive Summary
➢
Corporate Structure
➢
2005 Key Developments - Continuing Business
➢
2006 Key Developments
➢
The United Illuminating Company
➢
Xcelecom, Inc.
➢
Financing Plan
➢
Earnings 2006 and Beyond
➢
Strategic Direction

Invest in Regulated Utility Business
Strategic Direction
➢
Pay the Dividend
➢
Grow Earnings
❑
Earn allowed ROEs
❑
Execute capital expenditure program
➢
Seek out additional Transmission investment
opportunities

Why Invest in UIL?
* Morgan Stanley research estimates
➢
UIL continues to seek maximum shareholder value from
all of its investments
➢
Consistent Dividend Policy, currently $2.88 per share
❑
Cash to support the dividend
❑
Strong Dividend Yield at 4/30/06, 5.2%
➢
Other “Back to Basic” Utility statistics*
❑
Median dividend yield, 4.6%
❑
Median earnings growth, 3%
➢
Committed to long-term growth in Operating Businesses
❑
4-year revenue predictability – Distribution
❑
Growth in earnings from Transmission investments

$150
$125
$100
$75
$50
$25
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Apr-06
UIL
S&P 500
S&P Public Utility Index
S&P Elect. Pwr. Co. Index

UIL HOLDINGS CORPORATION

UIL vs. Key Indices
* Assumes that the value of the investment in UIL Holdings’ common stock and each index was $100 on December 31, 2000 and that all dividends were reinvested. For purposes of this graph, the yearly change in cumulative shareowner return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the year, assuming dividend reinvestment, and (B) the difference in the fair market value at the end and the beginning of the year, by (ii) the fair market value at the beginning of the year. The changes displayed are not necessarily indicative of future returns measured by this or any other method.

	Dec-00	Dec-01	Dec-02	Dec-03	Dec-04	Dec-05	Apr-06
UIL	$100	$109	$80	$110	$132	$126	$155
S&P 500	$100	$87	$67	$84	$92	$95	$99
S&P Public Utility Index	$100	$68	$45	$55	$66	$74	$69
S&P Elect. Pwr. Co. Index	$100	$80	$65	$78	$95	$107	$106

Q&A